1 nCino Signs Definitive Agreement to Acquire SimpleNexus November 16, 2021

2 Cautionary Note Regarding Forward-Looking Statements and Disclaimers This presentation and the accompanying oral statements contain forward-looking statements about nCino Inc.’s (“nCino”) expectations, plans, future performance, outlook and prospects regarding the benefits that may be derived from the proposed transaction between nCino, Inc. and SimpleNexus, LLC (“SimpleNexus”) including, without limitation, with respect to SimpleNexus’ growth profile, cross and upsell opportunities, and the expansion of the nCino Bank Operating System® platform. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this presentation and the accompanying oral statements are based upon nCino’s and/or SimpleNexus’ historical performance and their current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this presentation. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to, risks related to: (i) changes in economic conditions, particularly increases in mortgage interest rates, credit availability, real estate prices, and consumer confidence, (ii) the ability of the parties to satisfy the closing conditions in a timely fashion or at all, (iii) retaining the employees of SimpleNexus, (iv) nCino’s ability to successfully integrate the SimpleNexus business, including SimpleNexus’ recent acquisition of LBA Ware, (v) the ability to sustain revenue growth rates of both businesses, (vi) the ability to accelerate the development of nCino’s mobile and point-of-sale offerings across additional lines of business, and (vii) the achievement of anticipated synergies and the timing thereof. Additional risks and uncertainties that could affect nCino’s business and financial results and these forward-looking statements are included in nCino’s reports filed with the U.S. Securities and Exchange Commission (“SEC”) (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time. This presentation and the accompanying oral presentation also contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information.

3 Our Mission TRANSFORMING FINANCIAL SERVICES THROUGH INNOVATION, REPUTATION AND SPEED

4 Strategic Rationale v Leading cloud-based, mobile-first homeownership platform extends the nCino Bank Operating System® v Expands nCino’s capabilities to the U.S. point-of-sale mortgage market, providing significant cross and upsell opportunities to U.S. banks and credit unions v SimpleNexus consumer front-end technology and domain expertise to help accelerate development of nCino’s mobile and point-of-sale offerings v Strong growth profile with a recurring, per-seat subscription revenue model (not based on mortgage transaction volumes) v Increases nCino’s serviceable addressable market by over $4 billion v Strong culture and value alignment between two best-in-class, cloud native providers

5 Transaction Consideration & Expected Closing v Transaction Consideration (subject to customary purchase price adjustments): v ~$960mm1 of nCino Common Stock (~13.2 million shares) v ~$240mm in cash v Expected Closing: v Expected to close by the end of nCino’s fourth fiscal quarter ending January 31, 2022 v Subject to regulatory approval and satisfaction of customary closing conditions v Insight Partners Lock-Up Agreement: v Insight Partners has agreed to lock-up approximately two-thirds of the shares they will own in nCino following the closing v Approximately one-third of the locked-up shares will be released on each of the six, nine and twelve-month anniversaries of the closing 1 Based on the daily volume-weighted average sales price per share of nCino’s Common Stock for the twenty (20) consecutive trading days ending on and including November 12, 2021, of $72.525. 2 Based on the number of shares of nCino Common Stock held by entities affiliated with Insight Partners as of November 15, 2021. To the extent Insight Partners sells or distributes any shares prior to the closing, the percentage of Insight Partner’s shares locked-up post-closing will increase.

6 The Digital Homeownership Platform Delivering Better Experiences v Seamless management of the homeownership process v Native mobile and web solutions for loan officers, borrowers, realtors and closing agents v Pre-approval application in under 5 minutes v Single sign-on for borrowers from home search to close and leader in eClose solutions v Referral capabilities and communication tools strengthen recruiting & retention of loan officers I N T R O D U C I N G

7 A B O U T v Founded in 2011 v ~300 employees v ~400 customers across the U.S. v 41,000+ active originators v Used by 35 of the top 100 lenders1 v Mobile-first and web applications ACCOLADES 1 Based on 2020 Home Mortgage Disclosure Act data.

8 Borrower Experience A mobile-first end-to-end experience using one login throughout the homeownership journey: Shop and Compare Document Uploads Notifications Task Lists Loan Status CalculatorseSign Digital Application eClose

9 Loan Officer Experience Disclosures Personalized Mobile App Mortgage Calculators Compensation Alerts Credit Bureau Integration CRM Integration Email Integration LOS Integration A fast and frictionless mortgage process in the palm of your hand: Complete Loan Pipeline Visibility PPE Integration

10 The Homeownership Journey Opportunities to provide value: Applying for Loan Searching for the Home Close Finding a Realtor Post Close Opportunities Payment Calculations Maintain/ Deepen Relationship Finding a Lender Nurturing Lead Upload Docs Sign Disclosures v ReFi v Payments v Insurance BEFORE THE LOAN POINT OF SALE POST CLOSE

Integral to the Mortgage Technology Landscape

SIMPLENEXUS

The SimpleNexus Homeownership Platform integrates to the lender's Mortgage LOS and other ancillary systems to deliver an end-to-end experience for the borrower and the loan officer in the mortgage origination process.



SIMPLENEXUS PLATFORM
Realtors
Borrowers
Loan Officers
Shop and Compare
Calculators
Document Uploads
Clear Conditions
Notifications
Task Lists
eClose
LO Compensation
Digital Application
Loan Programs and Pricing
Disclosures
Loan Status
eSign
Business Intelligence Tools
Settlement and Closing Agents
MORTGAGE LOS :: SYSTEM OF RECORD / COMPLIANCE / UNDERWRITING
CORE SERVICING PLATFORM

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12 Attractive Scale and Market Opportunity Large and growing scale driven by continued innovation, effective cross-selling, new logo wins and recent M&A. 1 Based on internal analysis. 2 SimpleNexus and LBA Ware total revenues for the month of September 2021, annualized by multiplying by 12. 3 Pro-forma trailing twelve months total revenues as of September 2021 for SimpleNexus and LBA Ware. 4 Calculated as total subscription revenues for the twelve months ended September 30, 2021, for customers who contracted for SimpleNexus solutions prior to September 30, 2020, divided by total subscription revenues for the twelve months ended September 30, 2020. 5 As of November 15, 2021. 6 YTD Q3 2021 based on MBA Mortgage Finance Data. Mortgage Originations in the U.S. Leverage SimpleNexus6 1 in7> Net Retention Rate4 163% Annualized Revenue2 $54M Serviceable Addressable Market1 $4B> Loan Officers on the SimpleNexus Platform5 41k>$41.6M Trailing Twelve Months Revenue3

13 Recurring Fee based on FI Assets or Transaction Volumes Recurring Fee based on % of Subscription Fees Minimum Recurring Fee based on Users per Month SUBSCRIPTION Incremental Add-on Foundation of Pricing Support and Maintenance Additional Offerings Similar to nCino, SimpleNexus operates a per-seat subscription-based revenue model, enabling the company to generate financial results that are not based on mortgage transaction volumes. Complementary Seat-Based Revenue Model

14 Extending the nCino Single Platform Vision Deposits Mortgage (Portfolio) Mortgage (Conforming)ConsumerCommercial POINT OF SALE ORIGINATION PLATFORM Mortgage LOS BACK END “ENGINE” Loan and Deposit Accounting Systems Small Business

15 SAM Continues to Grow as the Platform Evolves COMMERCIAL LENDING TREASURY MANAGEMENT SMALL BUSINESS LENDING 2012 ACCOUNT OPENING $16BN Total SAM CREDIT ANALYSIS CUSTOMER PORTAL RETAIL LENDING nCino IQ (nIQ) Mortgage Lending $12BN SAM $4BN SAM • Homeownership platform • Loan officer productivity and mobility tools • Referral platform • Electronic closing platform 2021

16 Expand Within and Across Our Existing Customers Expand Our Customer Base Continue Strengthening and Extending Our Product Functionality Foster and Grow Our Partner Ecosystem Selectively Pursue Strategic Transactions All nCino Growth Drivers Enhanced by SimpleNexus

17 THANK YOU!